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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        November 15, 2000
                                                    ---------------------------

                          GEORGIA-PACIFIC CORPORATION
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)
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
     Georgia                         1-3506               93-0432081
------------------------------     -----------         ------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)
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133 Peachtree Street, N.E., Atlanta, Georgia                        30303
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (404) 652-4000
                                                      ------------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Regulation FD Disclosure.

       The Company is furnishing this report on Form 8-K pursuant to Regulation FD in connection with the anticipated disclosure of information at a meeting with securities market professionals to be held on November 15, 2000. Slides to be used in the presentation are available on the Company's website at www.gp.com / Investor Information / Investor Presentations under "November 15 - 2000 Chase Bond Conference." The Company indicates that the slides are available on its website November 15, 2000, unless it determines to remove them earlier. In addition, a copy of the slides to be used in the presentation is attached to this Form 8-K as Exhibit 99.1.

       Neither the furnishing of this report, nor the posting of the slides on the Company's website, is intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEORGIA-PACIFIC CORPORATION
                                         (Registrant)


Dated:     November 14, 2000        By:  /s/  Kenneth F. Khoury
                                         ---------------------------------------
                                         Kenneth F. Khoury
                                          Vice President, Deputy General Counsel
                                          and Secretary
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                          GEORGIA-PACIFIC CORPORATION

                           Exhibit Index to Form 8-K



Number                Description

Exhibit 99.1 Slides to be used in the presentation to securities market professionals on November 15, 2000.